                                                                    EXHIBIT 99.1



                          HCC ANNOUNCES RECORD RESULTS
                    FOR THE FOURTH QUARTER AND FULL YEAR 2002


HOUSTON (February 20, 2003) ...
HCC INSURANCE HOLDINGS, INC. (NYSE: HCC) today reported results for the fourth quarter and for the full year that ended December 31, 2002.

Net earnings for the fourth quarter 2002 increased 32 percent to $31.5 million, or $0.50 per share, compared to $23.8 million, or $0.38 per share, for the same period in the previous year.

Net earnings for the full year 2002 increased substantially to $105.8 million, or $1.68 per share, from $30.2 million, or $0.51 per share, in 2001.

Stephen L. Way, Chairman and Chief Executive Officer, said, "2002 was the best year in our history and we are disappointed that our share price did not reflect our results." He added, "Our business continues to grow, profitably and we are extremely optimistic about both the coming year and 2004."

Total revenue for the full year 2002 increased by 32 percent to a record $669.4 million compared to 2001, driven by substantial increases in net earned premium and management fees. The Company anticipates similar growth in 2003.

Comparing the full year 2002 to the previous year, the Company's insurance company subsidiaries' net written premium increased 46 percent to a $545.9 million (69 percent before discontinued lines) and net earned premium increased 47 percent to $505.5 million (62 percent before discontinued lines). During the same period, gross written premium reached a record $1.16 billion, growing 15 percent (33 percent before discontinued lines). The Company expects these trends to continue through 2003.

For the full year of 2002 compared to the previous year, management fees increased 25 percent to $77.1 million primarily due to organic growth of existing lines of business and acquisitions made late in 2001; commission income was almost flat at $41.6 million, with the lack of growth primarily due to the Company's reduction in ceded reinsurance; other operating income decreased to $7.0 million from $17.4 million, due in part to the previous disposition of certain operating entities and the timing of acquisitions and dispositions of strategic investments; and net investment income was slightly lower at $37.8 million, but nonetheless a very good result considering the dramatic drop in yields during the year.

As of December 31, 2002, total assets increased to $3.7 billion; total investments increased 31 percent to a record $1.2 billion; shareholders' equity increased 16 percent to

$882.2 million; and book value per share increased 14 percent to $14.14, all compared to December 31, 2001. See attached tables.

HCC will hold an open conference call beginning at 4:00 p.m. Central Time on Thursday, February 20. To participate, the number for domestic calls is (888) 614-6582 and the number for international calls is (952) 556-1533. A replay will be available until Friday, February 28, 2003 at (800) 615-3210, access code 6414524.

In addition, there will be a live webcast available on a listen-only basis, that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available until Friday, February 28, 2003.

HCC is an international insurance holding company and a leading specialty insurance group. HCC has assets of $3.7 billion and its shares trade on the NYSE (symbol: HCC), with a market capitalization of over $1.5 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at WWW.HCCH.COM.

Contact:   L. Byron Way, Vice President,
           HCC Insurance Holdings, Inc.
           Telephone: (713) 690-7300

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.


                                    * * * * *

                          HCC INSURANCE HOLDINGS, INC.

                              FINANCIAL HIGHLIGHTS
                                DECEMBER 31, 2002
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

THREE MONTHS ENDED DECEMBER 31,                  2002                 2001
-----------------------------------          -----------          -----------
Gross written premium                        $   307,165          $   243,468

Net written premium                              143,683              101,694

Net earned premium                               143,122               93,707

Management fees                                   20,030               18,127

Commission income                                  9,941                9,113

Net investment income                              9,988                9,025

Other operating income                             3,714                1,590

Total revenue                                    186,089              132,192

Pre-tax earnings                                  47,818               37,878

Net earnings                                      31,495               23,837

Earnings per share (diluted)                 $      0.50          $      0.38

Cash flow from operations                         52,269               23,764

Weighted average shares outstanding               63,109               62,051

GAAP gross loss ratio                               50.8%                83.4%

GAAP net loss ratio                                 59.6%                54.7%

GAAP combined ratio                                 83.0%                79.2%


                                          DECEMBER 31, 2002    DECEMBER 31, 2001
                                          -----------------    -----------------
Total investments                            $ 1,167,636          $   888,466

Total assets                                   3,692,656            3,219,120

Shareholders' equity                             882,198              763,453

Debt to total capital                               20.7%                19.2%

Book value per share                         $     14.14          $     12.40

                          HCC INSURANCE HOLDINGS, INC.

                              FINANCIAL HIGHLIGHTS
                                DECEMBER 31, 2002
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


TWELVE MONTHS ENDED DECEMBER 31,                 2002                 2001
------------------------------------         ------------         ------------
Gross written premium                        $  1,159,249         $  1,010,075

Net written premium                               545,911              372,958

Net earned premium                                505,521              342,787

Management fees                                    77,082               61,795

Commission income                                  41,572               43,412

Net investment income                              37,769               39,638

Other operating income                              6,985               17,436

Total revenue                                     669,382              505,461

Pre-tax earnings                                  163,179               60,383

Net earnings                                      105,828               30,197

Earnings per share (diluted)                 $       1.68         $       0.51

Cash flow from operations                         175,097              105,740

Weighted average shares outstanding                62,936               59,619

GAAP gross loss ratio                                58.6%               105.5%

GAAP net loss ratio                                  60.6%                78.0%

GAAP combined ratio                                  86.0%               103.7%

                                          DECEMBER 31, 2002    DECEMBER 31, 2001
                                          -----------------    -----------------

Total investments                            $  1,167,636         $    888,466

Total assets                                    3,692,656            3,219,120

Shareholders' equity                              882,198              763,453

Debt to total capital                                20.7%                19.2%

Book value per share                         $      14.14         $      12.40


                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                                   DECEMBER 31, 2002       DECEMBER 31, 2001
                                                                   -----------------       -----------------
ASSETS

Investments:
   Fixed income securities, at market
      (cost:  2002 - $807,772; 2001 - $513,674)                       $   841,548             $   525,428
   Marketable equity securities, at market
      (cost:  2002 - $15,815;  2001 - $16,431)                             15,609                  16,569
   Short-term investments, at cost, which approximates market             307,215                 338,904
   Other investments, at estimated fair value
      (cost:  2002 - $3,264;  2001 - $8,007)                                3,264                   7,565
                                                                      -----------             -----------
      Total investments                                                 1,167,636                 888,466

Cash                                                                       40,306                  16,891
Restricted cash                                                           189,396                 138,545
Premium, claims and other receivables                                     753,527                 665,965
Reinsurance recoverables                                                  798,934                 899,128
Ceded unearned premium                                                    160,080                  71,140
Ceded life and annuity benefits                                            78,951                  83,013
Deferred policy acquisition costs                                          68,846                  32,071
Property and equipment, net                                                52,491                  52,486
Goodwill                                                                  331,844                 315,318
Other assets                                                               50,645                  56,097
                                                                      -----------             -----------
      TOTAL ASSETS                                                    $ 3,692,656             $ 3,219,120
                                                                      ===========             ===========

LIABILITIES

Loss and loss adjustment expense payable                              $ 1,155,290             $ 1,130,748
Life and annuity policy benefits                                           78,951                  83,013
Reinsurance balances payable                                              166,659                  88,637
Unearned premium                                                          326,906                 179,530
Deferred ceding commissions                                                49,963                  16,681
Premium and claims payable                                                749,523                 717,159
Notes payable                                                             230,027                 181,928
Accounts payable and accrued liabilities                                   53,139                  57,971
                                                                      -----------             -----------
      Total liabilities                                                 2,810,458               2,455,667

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million shares authorized;
  (shares issued and outstanding: 2002 -  62,358; 2001 - 61,438)           62,358                  61,438
Additional paid-in capital                                                415,850                 402,089
Retained earnings                                                         383,380                 293,426
Accumulated other comprehensive income                                     20,610                   6,500
                                                                      -----------             -----------
      Total shareholders' equity                                          882,198                 763,453
                                                                      -----------             -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 3,692,656             $ 3,219,120
                                                                      ===========             ===========


We are in the process of completing the purchase price allocations for the two acquisitions which were closed late in the fourth quarter of 2002. The net of any balance sheet adjustments will result in a change to recorded goodwill as at year end 2002, but is not expected to be material.

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                  FOR THE YEAR ENDED                FOR THE THREE MONTHS ENDED
                                                     DECEMBER 31,                           DECEMBER 31
                                             ----------------------------          -----------------------------
                                                2002               2001               2002                2001
                                             ---------          ---------          ---------           ---------
REVENUE
Net earned premium                           $ 505,521          $ 342,787          $ 143,122           $  93,107
Management fees                                 77,082             61,795             20,030              18,127
Commission income                               41,572             43,412              9,941               9,113
Net investment income                           37,769             39,638              9,988               9,025
Net realized investment gain (loss)                453                393               (706)                630
Other operating income                           6,985             17,436              3,714               1,590
                                             ---------          ---------          ---------           ---------
      Total revenue                            669,382            505,461            186,089             132,192

EXPENSE
Loss and loss adjustment expense               306,491            267,390             85,245              51,247

Operating expense:
   Policy acquisition costs, net                63,274             27,923             18,807               6,408
   Compensation expense                         80,495             69,762             21,751              18,627
   Other operating expense                      47,642             71,119             11,059              15,779
                                             ---------          ---------          ---------           ---------
      Net operating expense                    191,411            168,804             51,617              40,814

Interest expense                                 8,301              8,884              1,409               2,253
                                             ---------          ---------          ---------           ---------
      Total expense                            506,203            445,078            138,271              94,314
                                             ---------          ---------          ---------           ---------
      Earnings before income
         tax provision                         163,179             60,383             47,818              37,878
Income tax provision                            57,351             30,186             16,323              14,041
                                             ---------          ---------          ---------           ---------
       NET EARNINGS                          $ 105,828          $  30,197          $  31,495           $  23,837
                                             =========          =========          =========           =========
BASIC EARNINGS PER SHARE DATA:
Earnings per share                           $    1.70          $    0.52          $    0.50           $    0.39
                                             =========          =========          =========           =========
Weighted average shares outstanding             62,225             58,321             62,387              61,021
                                             =========          =========          =========           =========
DILUTED EARNINGS PER SHARE DATA:
Earnings per share                           $    1.68          $    0.51          $    0.50           $    0.38
                                             =========          =========          =========           =========
Weighted average shares outstanding             62,936             59,619             63,109              62,051
                                             =========          =========          =========           =========
Cash dividends declared, per share           $   0.255          $   0.245          $   0.065           $  0.0625
                                             =========          =========          =========           =========

                          HCC INSURANCE HOLDINGS, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (UNAUDITED, IN THOUSANDS)

                                                                FOR THE YEAR ENDED                 FOR THE THREE MONTHS ENDED
                                                                   DECEMBER 31,                            DECEMBER 31,
                                                          -----------------------------           -----------------------------
                                                             2002                2001                2002                2001
                                                          ---------           ---------           ---------           ---------
Cash flows from operating activities:
  Net earnings (loss)                                     $ 105,828           $  30,197           $  31,495           $  23,837

  Adjustments to reconcile net earnings (loss) to
    net cash provided by operating activities:
      Change in premium, claims and other
        receivables                                         (40,897)            (33,976)             11,543              66,493
      Change in reinsurance recoverables                    103,870            (191,552)             50,901              (1,496)
      Change in ceded unearned premium                      (88,940)             28,254             (25,047)             11,970
      Change in loss and loss adjustment
        expense payable                                     (57,747)            262,056             (11,442)             (4,266)
      Change in reinsurance balances payable                 70,762             (29,837)             12,260             (11,579)
      Change in unearned premium                            122,811              (1,676)             22,011              (4,302)
      Change in premium and claims payable,
        net of restricted cash                              (57,642)             22,530             (40,777)            (60,233)
      Gains on dispositions                                    --                (8,171)               --                  --
      Depreciation, amortization and impairments             10,808              34,926               2,875               5,144
      Other, net                                              6,334              (7,011)             (1,550)             (1,804)
                                                          ---------           ---------           ---------           ---------
         Cash provided by operating activities              175,097             105,740              52,269              23,764

Cash flows from investing activities:
    Sales of fixed income securities                        217,370             140,763              19,904              52,142
    Maturity or call of fixed income securities              53,918              45,754              20,967              19,911
    Sales of equity securities                                3,958               5,408                 541               1,584
    Other proceeds                                             --                19,965                --                18,923
    Change in short-term investments                         84,799             (43,986)             28,932             104,378
    Cash paid for companies acquired, net
      of cash received                                      (39,227)            (95,952)            (39,227)            (95,952)
    Cost of securities acquired                            (505,099)           (292,926)            (92,578)           (113,679)
    Purchases of property and equipment                      (5,782)            (12,283)             (1,834)             (7,646)
                                                          ---------           ---------           ---------           ---------
         Cash used by investing activities                 (190,063)           (233,257)            (63,295)            (20,339)

Cash flows from financing activities:
    Issuance of notes payable                                76,000             174,058              36,000               6,000
    Sale of common stock, net of costs                       11,230             192,831               1,192              20,293
    Payments on notes payable                               (31,969)           (222,116)            (16,560)            (12,593)
    Dividends paid and other, net                           (16,880)            (14,356)             (4,049)             (3,737)
                                                          ---------           ---------           ---------           ---------
         Cash provided (used) by financing activities        38,381             130,417              16,583               9,963
                                                          ---------           ---------           ---------           ---------
         Net change in cash                                  23,415               2,900               5,557              13,388

         Cash at beginning of period                         16,891              13,991              34,749               3,503
                                                          ---------           ---------           ---------           ---------
         CASH AT END OF PERIOD                            $  40,306           $  16,891           $  40,306           $  16,891
                                                          =========           =========           =========           =========

                          HCC INSURANCE HOLDINGS, INC.

                            INSURANCE COMPANY PREMIUM
                                DECEMBER 31, 2002
                                ($ IN THOUSANDS)

                                    4TH QTR        4TH QTR        CHANGE
                                     2002           2001            %
                                  ----------     ----------       ------
GROSS WRITTEN

Group life, accident & health     $  124,700     $  119,627          4
Aviation                              58,610         60,892         (4)
London market account                 37,417         31,904         17
Global financial products             64,823             46         na
Other specialty lines                 16,109          4,271        277
                                  ----------     ----------       ----
                                     301,659        216,740         39%

Discontinued lines                     5,506         26,728
                                  ----------     ----------
                                  $  307,165     $  243,468
                                  ==========     ==========

NET WRITTEN

Group life, accident & health     $   68,035     $   39,554         72
Aviation                              24,085         30,789        (22)
London market account                 21,971         15,856         39
Global financial products             15,001             44         na
Other specialty lines                 12,368          4,271        190
                                  ----------     ----------       ----
                                     141,460         90,514         56%
Discontinued lines                     2,223         11,180
                                  ----------     ----------
                                  $  143,683     $  101,694
                                  ==========     ==========

NET EARNED PREMIUM

Group life, accident & health     $   69,915     $   39,318         78
Aviation                              24,361         25,702         (5)
London market account                 26,955         12,121        122
Global financial products              9,072              4         na
Other specialty lines                  8,990          4,289        110
                                  ----------     ----------       ----
                                     139,293         81,434         71%
Discontinued lines                     3,829         12,273
                                  ----------     ----------
                                  $  143,122     $   93,707
                                  ==========     ==========

                          HCC INSURANCE HOLDINGS, INC.

                            INSURANCE COMPANY PREMIUM
                                DECEMBER 31, 2002
                                ($ IN THOUSANDS)


                                   FULL YEAR      FULL YEAR       CHANGE
                                     2002           2001            %
                                  ----------     ----------       ------
GROSS WRITTEN

Group life, accident & health     $  503,263     $  502,086          0
Aviation                             212,518        198,015          7
London market account                199,816        133,579         50
Global financial products            178,653             46         na
Other specialty lines                 32,563         15,556        109
                                  ----------     ----------       ----
                                   1,126,813        849,282         33%

Discontinued lines                    32,436        160,793
                                  ----------     ----------
                                  $1,159,249     $1,010,075
                                  ==========     ==========

NET WRITTEN

Group life, accident & health     $  244,554     $  146,220         67
Aviation                              99,826         98,249          2
London market account                113,925         54,056        111
Global financial products             43,731             44         na
Other specialty lines                 25,621         14,346         79
                                  ----------     ----------       ----
                                     527,657        312,915         69%

Discontinued lines                    18,254         60,043
                                  ----------     ----------
                                  $  545,911     $  372,958
                                  ==========     ==========

NET EARNED PREMIUM

Group life, accident & health     $  240,070     $  143,851         67
Aviation                             100,960         91,377         10
London market account                 89,260         43,360        106
Global financial products             23,102              4         na
Other specialty lines                 22,337         15,120         48
                                  ----------     ----------       ----
                                     475,729        293,712         62%

Discontinued lines                    29,792         49,075
                                  ----------     ----------
                                  $  505,521     $  342,787
                                  ==========     ==========

                                        FULL YEAR 2002                                   FULL YEAR 2001
                                          NET EARNED         ACTUAL      LOSS              NET EARNED         ACTUAL       LOSS
         LINE OF BUSINESS                   PREMIUM          LOSSES      RATIO               PREMIUM          LOSSES       RATIO
-----------------------------------    ------------------------------------------     ------------------------------------------

Group life, accident & health              $ 240,070       $ 149,251      62.2%             $ 143,851       $  97,071      67.5%

Aviation                                     100,960          46,732      46.3                 91,377          57,152      62.5

London market account                         89,260          45,937      51.5                 43,360          25,755      59.4

Global financial products                     23,102          10,708      46.4                      4               1      25.0

Other specialty lines                         22,337          22,581     101.1                 15,120          11,107      73.5
                                       ------------------------------------------     ------------------------------------------
                                             475,729         275,209      57.8                293,712         191,086      65.1

Discontinued lines                            29,792          31,282     105.0                 49,075          76,304     155.5
                                       ------------------------------------------     ------------------------------------------
Total                                      $ 505,521       $ 306,491      60.6%             $ 342,787       $ 267,390      78.0%
                                       ==========================================     ==========================================


                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                           SFAS NO. 142 RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


      The tables below reconcile net earnings and earnings per share we reported to adjusted amounts that we would have reported had we adopted SFAS No. 142 on January 1, 2001 instead of January 1, 2002:


                                                         FOR THE YEARS ENDED         FOR THE THREE MONTHS ENDED
                                                              DECEMBER 31,               ENDED DECEMBER 31,
                                                       -------------------------     --------------------------
                                                          2002           2001            2002           2001
                                                       ----------     ----------     ------------    ----------
    Net earnings:

       Reported net earnings                           $  105,828     $   30,197      $   31,495     $   23,837
       Add back goodwill amortization                        --           11,924            --            2,762
       Add back license amortization                         --              555            --              146

       Less tax benefit from goodwill
         amortization                                        --           (1,092)           --             (273)
                                                       ----------     ----------      ----------     ----------
          ADJUSTED NET INCOME                          $  105,828     $   41,584      $   31,495     $   26,472
                                                       ==========     ==========      ==========     ==========

    Basic earnings per share:

       Reported basic earnings per share               $     1.70     $     0.52      $     0.50     $     0.39
       Add back amortization, net of tax effect              --             0.19            --             0.04
                                                       ----------     ----------      ----------     ----------
          ADJUSTED BASIC EARNINGS
              PER SHARE                                $     1.70     $     0.71      $     0.50     $     0.43
                                                       ==========     ==========      ==========     ==========
    Diluted earnings per share:

       Reported diluted earnings per share             $     1.68     $     0.51      $     0.50     $     0.38
       Add back amortization, net of tax effect              --             0.19            --             0.05
                                                       ----------     ----------      ----------     ----------
          ADJUSTED DILUTED EARNINGS
              PER SHARE                                $     1.68     $     0.70      $     0.50     $     0.43
                                                       ==========     ==========      ==========     ==========